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Exhibit 10.10

          Long-Term Stock Compensation Plan, Agreements and related documents, effective for 1992, under which certain of the Company's senior officers and bank presidents are eligible to receive shares of Brenton Banks, Inc. stock based upon their service to the Company and Company performance. This Long-Term Stock Compensation Plan, Agreements and related documents, effective for 1992, are incorporated by reference from Form 10-K of Brenton Banks, Inc., for the year ended December 31, 1992.
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